From Inception
                                            April 12, 1995
                                            Through
                                            September 30,
                                                  1995
                                            (Unaudited)


Net asset value, beginning of period             $12.00
Income from investment operations
  Net investment income                          (.10)
  Net realized and unrealized gain
     on investments                                .04
    Total from investment operations             (.06)
Total increase (decrease) in
  Net asset value                                (.06)
Net asset value, end of period                   $11.94
Total return<F1>                                 (.5%)
Ratio of expenses to average net assets:
  Net investment income(loss)                    (2.11%)(a)
  Total expenses<F2>                             4.43%(a)
  Net expenses                                   3.21%(a)
  Expenses reimbursed
    and /or waived                               3.74%(a)
Portfolio turnover                               0
Net assets, end of period (in thousands)         $7,017
Number of shares outstanding at end
  of period (in thousands)                       588

(a) Annualized
<F1>Total return is not annualized and does not reflect deduction of Class A front-end sales charge.
<F2>This ratio reflects total expenses before reduction for fees paid indirectly.